SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]
    Pre-Effective Amendment No.                                             [ ]
    Post-Effective Amendment No. __                                         [ ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]
     Amendment No. __                                                       [ ]


                          EVERGREEN MUNICIPAL TRUST
               (Exact Name of Registrant as Specified in Charter)

             200 Berkeley Street, Boston, Massachusetts 02116-5034
                    (Address of Principal Executive Offices)

                                 (617) 210-3200
                         (Registrant's Telephone Number)

                          The Corporation Trust Company
                               1209 Orange Street
                           Wilmington, Delaware 19801
                     (Name and Address of Agent for Service)


     Registrant declares that it hereby elects pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940 to register by this Registration Statement an indefinite number or amount of its securities under the Securities Act of 1933, as amended.

                     Approximate Date of Proposed Offering:
                As soon as practicable after the effective date
                         of the Registration Statement.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                          EVERGREEN MUNICIPAL TRUST

                                  CONTENTS OF
                            REGISTRATION STATEMENT ON
                                   FORM N-1A

     This Registration Statement on Form N-1A of the Registrant consists of the following pages, items of information and documents, together with the exhibits indicated in Part C as being filed herewith:



                                  Facing Sheet

                                 Contents Page

                              Cross-Reference Sheet

                                     PART A

           Prospectus(es) of Evergreen Connecticut Municipal Bond Fund


                                     PART B

                      Statement of Additional Information

                                     PART C

                                    Exhibits

                            Number of Security Holders

                                 Idemnification

              Business and Other Connections of Investment Adviser

                             Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                            EVERGREEN MUNICIPAL TRUST

                              CROSS REFERENCE SHEET
            Pursuant to Rule 481(a) under the Securities Act of 1933


ITEM OF PART A OF FORM N-1A                     LOCATION IN PROSPECTUS


 1.   Cover Page                                Cover Page

 2.   Synopsis and Fee Table                    Expenses

 3.   Condensed Financial Information           Not applicable

 4.   General Description of Registrant         Cover Page; Fund Descriptions;
                                                  Fund Details

 5.   Management of the Fund                    Fund Details

 6.   Capital Stock and Other Securities        Fund Descriptions

 7.   Purchase of Securities Being Offered      Buying and Selling Shares

 8.   Redemption or Repurchase                  Buying and Selling Shares

 9.   Pending Legal Proceedings                 Not Applicable


                                                LOCATION IN STATEMENT OF
ITEM IN PART B OF FORM N-1A                     ADDITIONAL INFORMATION


 10.  Cover Page                                Cover Page

 11.  Table of Contents                         Table of Contents

 12.  General Information and History           Not Applicable

 13.  Investment Objectives and Policies        Investment Policies

 14.  Management of the Fund                    Management of the Trust

 15.  Control Persons and Principal             Not applicable
       Holders of Securities

 16.  Investment Advisory and Other Services    Investment Advisory and Other
                                                  Services

 17.  Brokerage Allocation                      Brokerage Allocation and Other
                                                  Practices

 18.  Capital Stock and Other Securities        Capital Stock and Other
                                                  Securities

 19.  Purchase, Redemption and Pricing of       Purchase, Redemption and Pricing
       of Securities Being Offered               of Securities Being Offered

 20.  Tax Status                                Not applicable

 21.  Underwriters                              Principal Underwriter

 22.  Calculation of Performance Data           Calcuation of Performance Data

 23.  Financial Statements                      Financial Statements

                            EVERGREEN MUNICIPAL TRUST

                                     PART A

                                 PROSPECTUS(ES)

PROSPECTUS                                                                , 1997
EVERGREEN MUNICIPAL BOND FUNDS
EVERGREEN CONNECTICUT MUNICIPAL BOND FUND
CLASS A SHARES
CLASS B SHARES
       The Evergreen Connecticut Municipal Bond Fund (the "Fund") seeks current income exempt from federal income taxes (other than the alternative minimum tax) and Connecticut personal income taxes. The Fund also seeks to preserve capital. The Fund looks to achieve its objective by investing primarily in municipal obligations that are issued by the State of Connecticut.

       This Prospectus provides information regarding the Class A and Class B shares offered by the Fund. The Fund is a nondiversified series of an open-end, management investment company. This Prospectus sets forth concise information about the Fund that a prospective investor should know before investing. The address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116.
       A Statement of Additional Information for the Fund dated                ,
1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Fund at (800) 343-2898. There can be no assurance that the investment objective of the Fund will be achieved. Investors are advised to read this Prospectus carefully.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

                               TABLE OF CONTENTS

EXPENSE INFORMATION                                         3
DESCRIPTION OF THE FUND                                     4
         Investment Objectives and Policies                 4
         Investment Practices and Restrictions              4
ORGANIZATION AND SERVICE PROVIDERS                          7
         Organization                                       7
         Service Providers                                  8
         Distribution Plans                                 8
PURCHASE AND REDEMPTION OF SHARES                           9
         How to Buy Shares                                  9
         How to Redeem Shares                              12
         Exchange Privilege                                13
         Shareholder Services                              13
         Banking Laws                                      14
OTHER INFORMATION                                          14
         Dividends, Distributions and Taxes                14
         General Information                               15

                              EXPENSE INFORMATION
       The table and example below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in the Funds. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES                                   Class A Shares                    Class B Shares
Maximum Sales Charge Imposed on Purchases                              4.75%                              None
(as a % of offering price)
Maximum Contingent Deferred Sales Charge (as a % of original           None1                             5.00%2
purchase price or redemption proceeds, whichever is lower)

       Annual operating expenses reflect the normal operating expenses of the Fund, and include costs such as management, distribution and other fees. The table below shows the Fund's estimated annual operating expenses for the fiscal period ending March 31, 1998. The example shows what you would pay if you invested $1,000 over periods indicated. The example assumes that you reinvest all of your dividends and that the Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. THE FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by the Fund see "Organization and Service Providers." EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

                                                                                   EXAMPLES
                                                                            Assuming
                                ANNUAL                                     Redemption       Assuming no
                          OPERATING EXPENSES4                           at End of Period    Redemption
                        Class A         Class B                         Class A   Class B     Class B
Management Fees           .50%            .50%
                                                  After 1 Year            .56%      .66%        .16%
12b-1 Fees3               .25%           1.00%
                                                  After 3 Years           .73%      .81%        .51%
Other Expenses            .10%            .10%
                                                  After 5 Years           .92%     1.07%        .87%
                                                  After 10 Years         1.47%     1.60%       1.60%
Total                     .85%           1.60%

(1) Investments or $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge upon redemption within one year after the month of purchase.
(2) The deferred sales charge on Class B shares declines from 5.00% to 1.00% of amounts redeemed within six years after the month of purchase. No sales charge is imposed on redemption made thereafter. See "Purchase and Redemption of Shares" for more information.
(3) Long-term shareholders may pay more than the economic equivalent front-end sales charges permitted by the National Association of Securities Dealers, Inc. See "Purchase and Redemption of Shares" for more information.
(4) The Fund's investment adviser has voluntarily agreed to waive 0.10% of the Fund's investment advisory fee. The investment adviser currently intends to continue this expense waiver through the fiscal period ending March 31, 1998; however, it may modify or cancel its expense waiver at any time. Without such waiver, the Fund's management fee would be 0.60%. See "Organization and Service Providers" for more information. In addition, the investment adviser has voluntarily limited the Other Expenses of the Fund to 0.10%. Absent expense waivers and/or reimbursements, the Total Operating Expenses for Class A and Class B would be 1.12% and 1.87%, respectively.

                            DESCRIPTION OF THE FUND

INVESTMENT OBJECTIVE AND POLICIES

       The Fund seeks current income exempt from federal income taxes other than the alternative minimum tax and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital.

       The Fund invests at least 80% of its assets in securities the income from which is exempt from federal income tax other than the alternative minimum tax. In addition, the Fund will invest at least 65% its assets in Connecticut municipal obligations.

       Municipal obligations are debt obligations issued by a state or local entity to support a government's general financial needs or special projects, such as housing projects or sewer works. Municipal obligations also include certain types of industrial development bonds that the government has issued to finance privately operated facilities.

       The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. Limited obligation or revenue bonds are paid off only with the revenue generated by the project financed by the bond or other specified sources of revenue.

       The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest categories by Standard and Poor's Ratings Group ("S&P") (AAA, AA, A and BBB), by Moody's Investor Service ("Moody's") (Aaa, Aa, A and Baa), by Fitch Investors Services, L.P. ("Fitch") (AAA, AA, A and BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by another nationally recognized statistical ratings organization or by the Fund's investment adviser. The Fund may invest the remaining 20% of its assets in lower rated bonds, but it will not invest in bonds rated below B. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. Also, if S&P, Moody's or Fitch changes its ratings system, the Fund will try to use comparable ratings as standards according to the Fund's investment objectives and policies.

       The Fund also may invest up to 20% or, for temporary defensive purposes, up to 100% of its assets in short-term obligations. Such obligations may include master demand notes, commercial paper and notes, bank deposits and other financial institution obligations.

       The Fund's investment objective(s) are nonfundamental, as a result the Fund may change its objective(s) without a shareholder vote. The Fund has also adopted certain fundamental investment policies which are mainly designed to limit the Fund's exposure to risk. The Fund's fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding the Fund's fundamental investment policies or other related investment policies.

INVESTMENT PRACTICES AND RESTRICTIONS

Risk Factors. Bond yields are dependent on several factors including market conditions, the size of an offering, the maturity of the bond, ratings of the bond and the ability of issuers to meet their obligations. There is no limit on the maturity of the bonds purchased by the Fund. Because bond prices fluctuate inversely in relation to the direction of interest rates, the prices of longer term bonds fluctuate more widely in response to market interest rate changes. The Fund's concentration in securities issued by the State of Connecticut and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities.

       The Fund is not required to dispose of securities that have been downgraded subsequent to their purchase. If the municipal obligations held by the Fund (because of adverse economic conditions in the State of Connecticut, for example) are downgraded, the Fund's concentration in State of Connecticut securities may cause the Fund to be subject to the risks inherent in holding material amounts of low-rated debt securities in its portfolio.
Portfolio Turnover. The estimated annual portfolio turnover rate for the Fund is not expected to exceed 100%.
                                       4

Nondiversification. The Fund is a nondiversified portfolio of an investment company and, as such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

Below-Investment Grade Bonds. The Fund may invest up to 20% of its assets in below-investment grade bonds (i.e., a bond that is rated BB or lower by S&P or Ba by Moody's). The Fund will not invest in bonds with a rating lower than B. Since these bonds have low ratings, a degree of doubt surrounds the safety of investment and the ability of the issuer to continue interest payments. These bonds are also called "high risk, high yield" bonds or "junk" bonds. Junk bonds are usually backed by issuers of less proven or questionable financial strength. Compared with higher-grade bonds, issuers of junk bonds are more likely to face financial problems and to be materially affected by those problems. As a result, the ability of issuers of junk bonds to pay interest and principal is uncertain. Moreover, the junk bond market may react strongly to real or perceived unfavorable news about an issuer or the economy. If a junk bond issuer defaults, the bond will lose some or all of its value.

Repurchase Agreements. The Fund may invest in repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker-dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses. The Fund's investment adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

When-Issued And Delayed Delivery Transactions. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date. The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

Securities Lending. To generate income and offset expenses, the Fund may lend securities to broker-dealers and other financial institutions. Loans of securities by the Fund may not exceed 30% of the value of the Fund's total assets. When someone borrows securities from the Fund, they pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional securities. Gains or losses in the market value of a lent security will affect the Fund and its shareholders.

Investing In Securities Of Other Investment Companies. The Fund may invest in the securities of other investment companies. The Fund's investment adviser will waive its investment advisory fee on assets invested in securities of other open-end investment companies.

Borrowing. The Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. The Fund does not intend to leverage.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable. Repurchase agreements with maturities longer than seven days will be included for the purpose of the foregoing 15% limit. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Fund's investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Fund's investment adviser on an ongoing basis, subject to the oversight of the Trustees as defined below. In the event that such a security is deemed to be no longer liquid, the Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.

Municipal Lease Obligations. The Fund may purchase municipal leases, which are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment or that the substitute source of payment would generate tax-exempt income.

Resource Recovery Bonds. The Fund may purchase resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Zero Coupon Debt Securities. The Fund may purchase zero coupon debt securities. These securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating their daily dividends, each day the Fund takes into account as income a portion of the difference between these securities' purchase price and their face value. Because they do not pay current income, the prices of zero coupon debt securities can be very volatile when interest rates change.

Securities with Put or Demand Rights. The Fund has the ability to enter into put transactions, sometimes referred to as stand-by commitments, with respect to municipal obligations held in its portfolio or to purchase securities which carry a demand feature or put option which permit the Fund, as holder, to tender them back to the issuer or a third party prior to maturity and receive payment within seven days. Segregated accounts will be maintained by the Fund for all such transactions.

       The amount payable to the Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

       The Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. The Fund expects that puts will generally be available without any additional direct or indirect cost. However, if necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available to the same securities). Thus, the aggregate price paid for securities with put rights may be higher than the price that would otherwise be paid.

       The Fund may enter into put transactions only with broker-dealers (in accordance with the rules of the Securities and Exchange Commission) and banks which, in the opinion of the Fund's investment adviser, present minimal credit risks. The Fund's investment adviser will monitor periodically the creditworthiness of issuers of such obligations held by the Fund. The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer should default on its obligation to purchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. The Fund intends to enter into put transactions solely to maintain portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Special Factors Related to Investing in Securities issued by the State of Connecticut. Because it invests primarily in State of Connecticut municipal securities, the performance of the Fund is in part tied to state-wide, regional and local conditions within the State of Connecticut. Adverse changes to state-wide, regional or local economies may adversely affect the creditworthiness of the State of Connecticut, its municipalities, subdivisions and instrumentalities. Also, some revenue obligations may be issued to finance construction of capital projects of nongovernmental entities. Adverse economic conditions might affect those entities' ability to meet their obligations to the respective governmental authority which in turn might jeopardize the repayment of the principal of, or the interest on, the revenue obligations.

       Until recently, the State of Connecticut's economic performance had significantly declined and the State had experienced general fund budget deficits for several consecutive years. In 1991, the State imposed an income tax on individuals, trusts and estates. For each fiscal year since fiscal 1991-92, the General Fund has operated at a surplus. The State's income tax generates approximately 28% of the State's total revenues. Future changes in the level of economic activity in Connecticut may affect State income tax collections and General Fund operations.

       In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The adopted budget for fiscal 1996-97 anticipated General Fund revenues of $9,049.7 million and General Fund expenditures of $9,049.4 million resulting in a projected surplus of $0.3 million. The Comptroller's monthly report for the period ending June 30, 1997, indicated a projected General Fund surplus for fiscal 1996-97 of $255.3 million.

       An expanded discussion of the risks associated with the purchase of securities issued by the State of Connecticut is contained in the Statement of Additional Information.

       The value of municipal securities may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal and state income tax rates, the supply of tax-exempt bonds, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue, and perceptions with respect to the level of interest rates. In general, the value of bonds tends to appreciate when interest rates decline and depreciate when interest rates rise.

                       ORGANIZATION AND SERVICE PROVIDERS

ORGANIZATION

Fund Structure. The Fund is an investment pool, which invests shareholders' money towards a specified goal. In technical terms, the Fund is a nondiversified series of an open-end, investment management company, called "Evergreen Municipal Trust" (the "Trust"). The Trust is a Delaware business trust organized on September 17, 1997.

Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders participate equally in dividends and distributions from the Fund's assets and have equal voting, liquidation and other rights. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, your shares will be fully paid and nonassessable. Shares of the Fund are redeemable, transferable and freely assignable as collateral. The Fund may establish additional classes or series of shares.

       The Fund does not hold annual shareholder meetings; the Fund may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, the Fund is prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect trustees. If any matters are to be voted on by shareholders, each share owned as of the record date for the meeting would be entitled to one vote.

SERVICE PROVIDERS

Investment Adviser. The investment adviser to the Fund is the Capital Management Group ("CMG") of First Union National Bank ("FUNB"), a subsidiary of First Union Corporation. First Union Corporation and FUNB are located at 201 South College Street, Charlotte, North Carolina 28288-0630. First Union Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

       The Fund pays CMG an annual fee for its services equal to 0.60% of average daily net assets. CMG has voluntarily agreed to reduce or waive a portion of its fee equal to 0.10%, resulting in a net advisory fee of 0.50%. CMG may change or stop this waiver at any time.

Portfolio Manager. Jocelyn Turner is the Fund's portfolio manager. Ms. Turner has been Vice President of Tax Exempt Fixed Income since she joined First Union Corporation (then First Fidelity Bank) in November 1992. Before that time, Ms. Turner was a municipal bond fund portfolio manager and Vice President of Tax Exempt Fixed Income at One Federal Asset Management, Boston, MA.

Administrator. Evergreen Keystone Investment Services ("EKIS") serves as administrator to the Fund. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EKIS provides the Fund with facilities, equipment and personnel. For its services as administrator, EKIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds advised by First Union Corporation subsidiaries. The administration fee is calculated in accordance with the following schedule.

                             Aggregate Average Daily Net Assets Of Mutual Funds For Which Any
                                Subsidiary of First Union Corporation Serves As Investment
Administrative Fee                                       Adviser
     0.060%                                      on the first $7 billion
     0.0425%                                      on the next $3 billion
     0.035%                                       on the next $5 billion
     0.025%                                      on the next $10 billion
     0.019%                                       on the next $5 billion
     0.014%                                 on assets in excess of $30 billion

Sub Administrator. BISYS Fund Services serves as sub-administrator to the Fund. For its services, BISYS Fund Services is entitled to receive a fee from EKIS calculated on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by EKIS calculated on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by EKIS for which subsidiaries of First Union Corporation also serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:

                                 Aggregate Average Daily Net Assets Of Mutual Funds For Which Any
                                    Subsidiary of First Union Corporation Serves As Investment
Sub-Administrative Fee                                       Adviser
        0.0100%                                      on the first $7 billion
        0.0075%                                       on the next $3 billion
        0.0050%                                      on the next $15 billion
        0.0040%                                 on assets in excess of $30 billion

Transfer Agent and Dividend Disbursing Agent. Evergreen Keystone Service Company ("EKSC"), 200 Berkeley Street, Boston, Massachusetts 02116 acts as the Fund's transfer agent and dividend disbursing agent. EKSC is an indirect, wholly-owned subsidiary of FUNB.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as the Fund's custodian.

Principal Underwriter. Evergreen Keystone Distributor, Inc. ("EKD"), a subsidiary of The BISYS Group, Inc. located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Fund.

DISTRIBUTION PLANS

Distribution Plans. The Fund's Class A and Class B shares pay for the expenses associated with the distribution of its shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" or collectively the "Plans"). Under the Plans, the Fund may incur distribution-related and shareholder
                                       8
servicing-related expenses which are based upon a maximum annual rate as a percent of the Fund's average daily net assets attributable to the Class, as follows:

      Class A shares      0.75% (currently limited to 0.25%)
      Class B shares      1.00%

       Of the amount that each Class may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include the Fund's investment adviser or its affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Fund may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above.

       The Plans are in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% and 0.25%, respectively, of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

       You may purchase shares of the Fund through broker-dealers, banks or other financial intermediaries or directly through EKD. In addition, you may purchase shares of a Fund by mailing to each Fund, c/o Evergreen Keystone Service Company ("EKSC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed Application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed Application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer ("EFT").

       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the Application for more information. Only Class A, Class B and Class C shares are offered through this Prospectus (see "General
Information" -- "Other Classes of Shares").

Class A Shares-Front-End Sales Charge Alternative. You may purchase Class A shares of the Fund at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 or more of Class A shares without a front-end sales charge; however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12-month period following the month of purchase. The schedule of charges for Class A shares is as follows:
                              Initial Sales Charge

                                    as a % of the Net    as a % of the     Commission to Dealer/Agent
       Amount of Purchase            Amount Invested     Offering Price     as a % of Offering Price
Less than   $   50,000                     4.99%               4.75%                   4.25%
$   50,000 - $   99,000                    4.71%               4.50%                   4.25%
$ 100,000 - $ 249,999                      3.90%               3.75%                   3.25%
$ 250,000 - $ 499,999                      2.56%               2.50%                   2.00%
$ 500,000 - $ 999,999                      2.04%               2.00%                   1.75%

       No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to
                                       9
fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; (g) and upon the initial purchase of an Evergreen fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Fund.

       Class A shares may also be purchased at net asset value by a corporation or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees or a TSA plan sponsored by a public education entity having 5,000 or more eligible employees.

       In connection with sales made to plans of the type described in the preceding sentence EKD will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.

       When Class A shares are sold, EKD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EKD may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Fund. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with the Fund's Concurrent Purchases, Rights of Accumulation, Letter of Intent, certain Retirement Plans and Reinstatement Privilege. Consult the Application for additional information concerning these reduced sales charges.
Class B Shares -- Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC will vary according to the number of years from the month of purchase of Class B shares as set forth below.

                                                                                                                       CDSC
Redemption Timing                                                                                                    Imposed
Month of purchase and the first twelve-month period following the month of purchase...............................    5.00%
Second twelve-month period following the month of purchase........................................................    4.00%
Third twelve-month period following the month of purchase.........................................................    3.00%
Fourth twelve-month period following the month of purchase........................................................    3.00%
Fifth twelve-month period following the month of purchase.........................................................    2.00%
Sixth twelve-month period following the month of purchase.........................................................    1.00%
No CDSC is imposed on amounts redeemed thereafter.

       The CDSC is deducted from the amount of the redemption and is paid to EKD or its predecessor. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares without imposition of a front-end sales charge). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

       At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

Contingent Deferred Sales Charge. Shares obtained from dividend or distribution reinvestment are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

       No CDSC is imposed on a redemption of shares of the Fund in the event of
(1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

       The Fund may also sell Class A and Class B shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Fund, FUNB, EKD and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EKD, and to a bank or trust company acting as a trustee for a single account.

How the Fund Values Its Shares. The net asset value of each Class of shares of the Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The securities in the Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of the Trust under which the Fund operates believe would accurately reflect fair market value. General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A or Class B shares. There is no size limit on purchases of Class A shares.

       In addition to the discount or commission paid to broker-dealers, EKD and EKIS may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen Keystone funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EKD may also limit the availability of such incentives to certain specified dealers. EKD from time to time sponsors promotions involving FUBS, an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EKD or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.
Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, the Fund may redeem shares from an investor's account to reimburse the Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen funds. The Fund will not accept third party checks other than those payable directly to an account which has been in existence at least thirty days.

HOW TO REDEEM SHARES

       You may redeem Fund shares for cash, (at the net redemption value) on any day the Exchange is open, either directly by writing to the Fund, c/o EKSC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o EKSC; the registrar, transfer agent and dividend-disbursing agent for the Fund. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and EKSC's policies.

       Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 6:00 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSCs offices are closed). Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank.

       In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.

       Except as otherwise noted, the Fund, EKSC, and EKD will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over the Evergreen Keystone Express Line or by telephone are genuine. The Fund, EKSC, and EKD will not be liable when following instructions received over the Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.

Evergreen Keystone Express Line. The Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

General. The sale of shares is a taxable transaction for federal income tax purposes. The Fund may temporarily suspend the right to redeem its shares when
(1) the Exchange is closed, other than customary weekend and holiday closings;
(2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Fund reserves the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the Fund's total net assets, during any ninety day period for any one shareholder.

EXCHANGE PRIVILEGE

How to Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen funds through your financial intermediary, by calling or writing to EKSC or by using the Evergreen Keystone Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of the Fund.

       Each of the Evergreen funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

       No CDSC will be imposed in the event Class B shares are exchanged for Class B shares of other Evergreen funds. If you redeem shares, the CDSC applicable to the Class B shares of the Evergreen fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for the purpose of conversion to Class A shares and for the purpose of determining the amount of the applicable CDSC.

Exchanges Through Your Financial Intermediary. The Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.

Exchanges by Telephone and Mail. Exchange requests received by the Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, the Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by the Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares may be modified, including the right to charge for exchanges, or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

SHAREHOLDER SERVICES

       The Fund offers the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or call the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.

Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of the Fund with no minimum initial investment required.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Fund's Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Withdrawal Plan by filling out the appropriate part of the Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable CDSC will be waived with respect to redemptions occurring under a Systematic Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 12% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen fund. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen fund shares you may own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your application and indicate the Evergreen fund(s) into which distributions are to be invested.

BANKING LAWS

       The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company or its affiliates (a "Bank") from sponsoring, organizing, controlling, or distributing the shares of a registered open-end investment company such as the Fund. However, a Bank may act as Adviser, transfer agent or custodian to a registered open-end investment company. A Bank may also purchase shares of such company and pay third parties for performing these functions.

                               OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

       Income dividends will be declared daily and paid monthly. Distributions of any net realized gains of the Fund will be made at least annually. Shareholders will begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. The Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, so long as the Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes. A 4% nondeductible excise tax will be imposed on the Fund if it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

       The Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for federal income tax purposes, however (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of the "adjusted current earnings" for purposes of the Federal corporate alternative minimum tax.

       Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable as ordinary income and long-term capital gain distributions are taxable as long-term capital gains, even though received in additional shares of the Fund, and regardless of the investors holding period relating to the shares with respect to which such gains are distributed. Market discount recognized on taxable and tax-exempt bonds is taxable as ordinary income, not as excludable income. Under current law, the highest federal income tax rate applicable to net long-term gains realized by individuals is 20% for most assets held more than 18 months. The rate applicable to corporations is 35%.

       Since the Fund's gross income is ordinarily expected to be tax-exempt interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser.

       The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions (if any) and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, each investor must certify on the Application, or on a separate form supplied by the Fund's transfer agent, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.

       Exempt-interest dividends paid by the Fund, to the extent such dividends are exempt from federal income tax and are derived from interest payments on municipal securities of the State of Connecticut and its political subdivisions, instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, are not subject to the Connecticut income tax on individuals, trusts and estates. Long-term capital gain dividends are also not subject to the Connecticut income tax to the extent derived from securities issued by such entities. Ordinary income dividends are subject to the Connecticut income tax. Distributions from the Fund to shareholders subject to the Connecticut corporation business tax are included in gross income for purposes of the corporation business tax, but a dividends received deduction may be available for a portion thereof except to the extent such distributions constitute exempt-interest dividends or capital gain dividends for federal income tax purposes.

       Statements describing the tax status of shareholders' dividends and distributions will be mailed annually by the Fund. These statements will set forth the amount of income exempt from federal and if applicable, state taxation, and the amount, if any, subject to federal and state taxation. Moreover, to the extent necessary, these statements will indicate the amount of exempt-interest dividends which are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax law of any state or local taxing authority. Investors should consult their own tax advisers about the status of distributions from the Fund in their states and localities. The Fund notifies shareholders annually as to the interest exempt from Federal taxes earned by the Fund.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.
Other Classes of Shares. The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset Management Corp., (ii) certain institutional investors and (iii) investment advisory clients of FUNB or its affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and distribution related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares. Performance Information. The Fund's performance may be quoted in advertising in terms of yield or total return. Both types of performance are based on SEC formulas and are not intended to indicate future performance.

       Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

       Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in the Fund. The Fund's total return shows its overall change in value including changes in share prices and assumes all a Fund's distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.

       The Fund may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation.

       Comparative performance information may also be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar and other industry publications. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

       In marketing the Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. EKD may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided to Evergreen fund shareholders. Additional Information. This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trust with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  INVESTMENT ADVISER
  Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288

  CUSTODIAN
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827

  TRANSFER AGENT
  Evergreen Keystone Service Company, 200 Berkeley Street, Boston, Massachusetts, 02116

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110
  DISTRIBUTOR

  Evergreen Keystone Distributor, Inc., 125 West 55th Street, New York, New York 10019
  61934                                                                   541224

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             SUBJECT TO COMPLETION
                PRELIMINARY PROSPECTUS DATED SEPTEMBER 19, 1997


  PROSPECTUS                                                           , 1997


  EVERGREEN MUNICIPAL BOND FUNDS                                (Pine Tree Logo)

  EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

  CLASS Y SHARES

           The Evergreen Connecticut Municipal Bond Fund (the "Fund") seeks current income exempt from federal income taxes (other than the alternative minimum tax) and Connecticut personal income taxes. The Fund also seeks to preserve capital. The Fund looks to achieve its objective by investing primarily in municipal obligations that are issued by the State of Connecticut.

           This Prospectus provides information regarding the Class Y shares offered by the Fund. The Fund is a nondiversified series of an open-end, management investment company. This Prospectus sets forth concise information about the Fund that a prospective investor should know before investing. The address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116.

           A Statement of Additional Information for the Fund dated
                 , 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Fund at (800) 343-2898. There can be no assurance that the investment objective of the Fund will be achieved. Investors are advised to read this Prospectus carefully.


  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

                               TABLE OF CONTENTS


EXPENSE INFORMATION                                         3
DESCRIPTION OF THE FUND                                     4
         Investment Objectives and Policies                 4
         Investment Practices and Restrictions              4
ORGANIZATION AND SERVICE PROVIDERS                          7
         Organization                                       7
         Service Providers                                  8
PURCHASE AND REDEMPTION OF SHARES                           9
         How to Buy Shares                                  9
         How to Redeem Shares                               9
         Exchange Privilege                                10
         Shareholder Services                              11
         Banking Laws                                      12
OTHER INFORMATION                                          12
         Dividends, Distributions and Taxes                12
         General Information                               13

                              EXPENSE INFORMATION

       The table and example below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in the Fund. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases                    None
Sales Charge on Dividend Reinvestments                       None
Contingent Deferred Sales Charge                             None
Redemption Fee                                               None


       Annual operating expenses reflect the normal operating expenses of the Fund, and include costs such as management, distribution and other fees. The table below shows the Fund's estimated annual operating expenses for the fiscal period ending March 31, 1998. The example shows what you would pay if you invested $1,000 over periods indicated. The example assumes that you reinvest all of your dividends and that the Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. THE FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by the Fund see "Organization and Service Providers."

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

                            ANNUAL OPERATING                               EXAMPLE
                              EXPENSES (1)                                 Class Y
Management Fees                   0.50%
12b-1 Fees                         None        After 1 Year                  $ 6
Other Expenses                    0.10%        After 3 Years                 $19
Total                             0.60%


(1) The Fund's investment adviser has voluntarily agreed to waive 0.10% of the Fund's investment advisory fee. The investment adviser currently intends to continue this expense waiver through the fiscal period ending March 31, 1998; however, it may modify or cancel its expense waiver at any time. Without such waiver, the Fund's management fee would be 0.60%. See "Organization and Service Providers" for more information. In addition, the investment adviser has voluntarily limited the Other Expenses of the Fund to 0.10%. Absent expense waivers and/or reimbursements, the Total Operating Expenses for the Fund would be 0.87%.

                            DESCRIPTION OF THE FUND

INVESTMENT OBJECTIVES AND POLICIES

       The Fund seeks current income exempt from federal income taxes other than the alternative minimum tax and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital.

       The Fund invests at least 80% of its assets in securities the income from which is exempt from federal income tax other than the alternative minimum tax. In addition, the Fund will invest at least 65% its assets in Connecticut municipal obligations.

       Municipal obligations are debt obligations issued by a state or local entity to support a government's general financial needs or special projects, such as housing projects or sewer works. Municipal obligations also include certain types of industrial development bonds that the government has issued to finance privately operated facilities.

       The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. Limited obligation or revenue bonds are paid off only with the revenue generated by the project financed by the bond or other specified sources of revenue.


       The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest categories by Standard and Poor's Ratings Group ("S&P") (AAA, AA, A and BBB), by Moody's Investor Service ("Moody's") (Aaa, Aa, A and Baa), by Fitch Investors Services, L.P. ("Fitch") (AAA, AA, A and BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by another nationally recognized statistical ratings organization or by the Fund's investment adviser. The Fund may invest the remaining 20% of its assets in lower rated bonds, but it will not invest in bonds rated below B. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. Also, if S&P, Moody's or Fitch changes its ratings system, the Fund will try to use comparable ratings as standards according to the Fund's investment objectives and policies.


       The Fund also may invest up to 20% or, for temporary defensive purposes, up to 100% of its assets in short-term obligations. Such obligations may include master demand notes, commercial paper and notes, bank deposits and other financial institution obligations.


       The Fund's investment objective(s) are nonfundamental, as a result the Fund may change its objective(s) without a shareholder vote. The Fund has also adopted certain fundamental investment policies which are mainly designed to limit the Fund's exposure to risk. The Fund's fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding the Fund's fundamental investment policies or other related investment policies.

INVESTMENT PRACTICES AND RESTRICTIONS

Risk Factors. Bond yields are dependent on several factors including market conditions, the size of an offering, the maturity of the bond, ratings of the bond and the ability of issuers to meet their obligations. There is no limit on the maturity of the bonds purchased by the Fund. Because bond prices fluctuate inversely in relation to the direction of interest rates, the prices of longer term bonds fluctuate more widely in response to market interest rate changes. The Fund's concentration in securities issued by the State of Connecticut and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities.


       The Fund is not required to dispose of securities that have been downgraded subsequent to their purchase. If the municipal obligations held by the Fund (because of adverse economic conditions in the State of Connecticut, for example) are downgraded, the Fund's concentration in State of Connecticut securities may cause the Fund to be subject to the risks inherent in holding material amounts of low-rated debt securities in its portfolio.

Portfolio Turnover. The estimated annual portfolio turnover rate for the Fund is not expected to exceed 100%.

Nondiversification. The Fund is a nondiversified portfolio of an investment company and, as such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

Below-Investment Grade Bonds. The Fund may invest up to 20% of its assets in below-investment grade bonds (i.e., a bond that is rated BB or lower by S&P or Ba by Moody's). The Fund will not invest in bonds with a rating lower than B. Since these bonds have low ratings, a degree of doubt surrounds the safety of investment and the ability of the issuer to continue interest payments. These bonds are also called "high risk, high yield" bonds or "junk" bonds. Junk bonds are usually backed by issuers of less proven or questionable financial strength. Compared with higher-grade bonds, issuers of junk bonds are more likely to face financial problems and to be materially affected by those problems. As a result, the ability of issuers of junk bonds to pay interest and principal is uncertain. Moreover, the junk bond market may react strongly to real or perceived unfavorable news about an issuer or the economy. If a junk bond issuer defaults, the bond will lose some or all of its value.


Repurchase Agreements. The Fund may invest in repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker-dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses. The Fund's investment adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

When-Issued And Delayed Delivery Transactions. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date. The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

Securities Lending. To generate income and offset expenses, the Fund may lend securities to broker-dealers and other financial institutions. Loans of securities by the Fund may not exceed 30% of the value of the Fund's total assets. When someone borrows securities from the Fund, they pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional securities. Gains or losses in the market value of a lent security will affect the Fund and its shareholders.


Investing In Securities Of Other Investment Companies. The Fund may invest in the securities of other investment companies. The Fund's investment adviser will waive its investment advisory fee on assets invested in securities of other open-end investment companies.


Borrowing. The Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. The Fund does not intend to leverage.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable. Repurchase agreements with maturities longer than seven days will be included for the purpose of the foregoing 15% limit. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Fund's investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Fund's investment adviser on an ongoing basis, subject to the oversight of the Trustees as defined below. In the event that such a security is deemed to be no longer liquid, the Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.

Municipal Lease Obligations. The Fund may purchase municipal leases, which are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment or that the substitute source of payment would generate tax-exempt income.

Resource Recovery Bonds. The Fund may purchase resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Zero Coupon Debt Securities. The Fund may purchase zero coupon debt securities. These securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating their daily dividends, each day the Fund takes into account as income a portion of the difference between these securities' purchase price and their face value. Because they do not pay current income, the prices of zero coupon debt securities can be very volatile when interest rates change.

Securities with Put or Demand Rights. The Fund has the ability to enter into put transactions, sometimes referred to as stand-by commitments, with respect to municipal obligations held in its portfolio or to purchase securities which carry a demand feature or put option which permit the Fund, as holder, to tender them back to the issuer or a third party prior to maturity and receive payment within seven days. Segregated accounts will be maintained by the Fund for all such transactions.


       The amount payable to the Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

       The Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. The Fund expects that puts will generally be available without any additional direct or indirect cost. However, if necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available to the same securities). Thus, the aggregate price paid for securities with put rights may be higher than the price that would otherwise be paid.

       The Fund may enter into put transactions only with broker-dealers (in accordance with the rules of the Securities and Exchange Commission) and banks which, in the opinion of the Fund's investment adviser, present minimal credit risks. The Fund's investment adviser will monitor periodically the creditworthiness of issuers of such obligations held by the Fund. The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer should default on its obligation to purchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. The Fund intends to enter into put transactions solely to maintain portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Special Factors Related to Investing in Securities issued by the State of Connecticut. Because it invests primarily in State of Connecticut municipal securities, the performance of the Fund is in part tied to state-wide, regional and local conditions within the State of Connecticut. Adverse changes to state-wide, regional or local economies may adversely affect the creditworthiness of the State of Connecticut, its municipalities, subdivisions and instrumentalities. Also, some revenue obligations may be issued to finance construction of capital projects of nongovernmental entities. Adverse economic conditions might affect those entities' ability to meet their obligations to the respective governmental authority which in turn might jeopardize the repayment of the principal of, or the interest on, the revenue obligations.


       Until recently, the State of Connecticut's economic performance had significantly declined and the State had experienced general fund budget deficits for several consecutive years. In 1991, the State imposed an income tax on individuals, trusts, and estates. For each fiscal year since fiscal 1991-92, the General Fund has operated at a surplus. The State's income tax generates approximately 28% of the State's total revenues. Future changes in the level of economic activity in Connecticut may affect State income tax collections and General Fund operations.

       In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The adopted budget for fiscal 1996-97 anticipated General Fund revenues of $9,049.7 million and General Fund expenditures of $9,049.4 million resulting in a projected surplus of $0.3 million. The Comptroller's monthly report for the period ending June 30, 1997, indicated a projected General Fund surplus for fiscal 1996-97 of $255.3 million.

       An expanded discussion of the risks associated with the purchase of securities issued by the State of Connecticut is contained in the Statement of Additional Information.

       The value of municipal securities may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal and state income tax rates, the supply of tax-exempt bonds, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue, and perceptions with respect to the level of interest rates. In general, the value of bonds tends to appreciate when interest rates decline and depreciate when interest rates rise.

                       ORGANIZATION AND SERVICE PROVIDERS

ORGANIZATION

Fund Structure. The Fund is an investment pool, which invests shareholders' money towards a specified goal. In technical terms, the Fund is a nondiversified series of an open-end, investment management company, called "Evergreen Municipal Trust" (the "Trust"). The Trust is a Delaware business trust organized on September 17, 1997.

Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders participate equally in dividends and distributions from the Fund's assets and have equal voting, liquidation and other rights. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, your shares will be fully paid and nonassessable. Shares of the Fund are redeemable, transferable and freely assignable as collateral. The Fund may establish additional classes or series of shares.

       The Fund does not hold annual shareholder meetings; the Fund may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, the Fund is prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect trustees. If any matters are to be voted on by shareholders, each share owned as of the record date for the meeting would be entitled to one vote.

SERVICE PROVIDERS

Investment Adviser. The investment adviser to the Fund is the Capital Management Group ("CMG") of First Union National Bank ("FUNB"), a subsidiary of First Union Corporation. First Union Corporation and FUNB are located at 201 South College Street, Charlotte, North Carolina 28288-0630. First Union Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

       The Fund pays CMG an annual fee for its services equal to 0.60% of average daily net assets. CMG has voluntarily agreed to reduce or waive a portion of its fee equal to 0.10%, resulting in a net advisory fee of 0.50%. CMG may change or stop this waiver at any time.

Portfolio Manager. Jocelyn Turner is the Fund's portfolio manager. Ms. Turner has been Vice President of Tax Exempt Fixed Income since she joined First Union Corporation (then First Fidelity Bank) in November 1992. Before that time, Ms. Turner was a municipal bond fund portfolio manager and Vice President of Tax Exempt Fixed Income at One Federal Asset Management, Boston, MA.


Administrator. Evergreen Keystone Investment Services ("EKIS") serves as administrator to the Fund. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EKIS provides the Fund with facilities, equipment and personnel. For its services as administrator, EKIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds advised by First Union Corporation subsidiaries. The administration fee is calculated in accordance with the following schedule:


                             Aggregate Average Daily Net Assets Of Mutual Funds For Which Any
                                Subsidiary of First Union Corporation Serves As Investment
Administrative Fee                                       Adviser
     0.060%                                      on the first $7 billion
     0.0425%                                      on the next $3 billion
     0.035%                                       on the next $5 billion
     0.025%                                      on the next $10 billion
     0.019%                                       on the next $5 billion
     0.014%                                 on assets in excess of $30 billion



Sub Administrator. BISYS Fund Services, serves as sub-administrator to the Fund. For its services, BISYS Fund Services is entitled to receive a fee from EKIS calculated on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by EKIS calculated on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by EKIS for which subsidiaries of First Union Corporation also serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:


                                 Aggregate Average Daily Net Assets Of Mutual Funds For Which Any
                                    Subsidiary of First Union Corporation Serves As Investment
Sub-Administrative Fee                                       Adviser
        0.0100%                                      on the first $7 billion
        0.0075%                                       on the next $3 billion
        0.0050%                                      on the next $15 billion
        0.0040%                                 on assets in excess of $30 billion


Transfer Agent and Dividend Disbursing Agent. Evergreen Keystone Service Company ("EKSC"), 200 Berkeley Street, Boston, Massachusetts 02116 acts as the Fund's transfer agent and dividend disbursing agent. EKSC is an indirect, wholly-owned subsidiary of FUNB.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as the Fund's custodian.

Principal Underwriter. Evergreen Keystone Distributor, Inc. ("EKD"), a subsidiary of The BISYS Group, Inc. located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Fund.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

       Class Y shares are offered at net asset value without a front-end sales charge or a contingent deferred sales load. Class Y shares are only offered to
(i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset Management Corp., (ii) certain institutional investors and (iii) investment advisory clients of FUNB and its affiliates.

       Eligible investors may purchase Class Y shares of the Fund through broker-dealers, banks or other financial intermediaries, or directly through EKD. In addition, you may purchase Class Y shares of the Fund by mailing to the Fund, c/o Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed Application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed Application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.

       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the Application for more information. Only Class Y shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").

How the Fund Values Its Shares. The net asset value of each Class of shares of the Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The Exchange is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The securities in the Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of the Trust under which the Fund operates believe would accurately reflect fair market value.


Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, the Fund may redeem shares from an investor's account to reimburse the Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen funds. The Fund will not accept third party checks other than those payable directly to an account which has been in existence at least thirty days.

HOW TO REDEEM SHARES

       You may redeem your Class Y shares in the Fund for cash, (at the net redemption value) on any day the Exchange is open, either directly by writing to the Fund, c/o EKSC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.


Redeeming Shares Through Your Financial Intermediary. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o EKSC; the registrar, transfer agent and dividend-disbursing agent for the Fund. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and EKSC's policies.

       Shareholders may withdraw amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 6:00 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSCs offices are closed). Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank.


       In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.

       Except as otherwise noted, the Fund, EKSC, and EKD will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over the Evergreen Keystone Express Line or by telephone are genuine. The Fund, EKSC, and EKD will not be liable when following instructions received over the Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.

Evergreen Keystone Express Line. The Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

General. The sale of shares is a taxable transaction for federal income tax purposes. The Fund may temporarily suspend the right to redeem its shares when
(1) the Exchange is closed, other than customary weekend and holiday closings;
(2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Fund reserves the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the Fund's total net assets, during any ninety day period for any one shareholder.

EXCHANGE PRIVILEGE

How to Exchange Shares. You may exchange some or all of your Class Y shares for shares of the same Class in the other Evergreen funds through your financial intermediary, by calling or writing to EKSC or by using the Evergreen Keystone Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of the Fund.


       Each of the Evergreen funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

Exchanges Through Your Financial Intermediary. The Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.

Exchanges by Telephone and Mail. Exchange requests received by the Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, the Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by the Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares may be modified, including the right to charge for exchanges, or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

SHAREHOLDER SERVICES

       The Fund offers the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or call the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.

Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of the Fund with no minimum initial investment required.


Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Fund's Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Withdrawal Plan by filling out the appropriate part of the Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.


Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen fund. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.


Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen fund shares you may own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your application and indicate the Evergreen fund(s) into which distributions are to be invested.

BANKING LAWS

       The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company or its affiliates (a "Bank") from sponsoring, organizing, controlling, or distributing the shares of a registered open-end investment company such as the Fund. However, a Bank may act as Adviser, transfer agent or custodian to a registered open-end investment company. A Bank may also purchase shares of such company and pay third parties for performing these functions.

                               OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

       Income dividends will be declared daily and paid monthly. Distributions of any net realized gains of the Fund will be made at least annually. Shareholders will begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. The Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, so long as the Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes. A 4% nondeductible excise tax will be imposed on the Fund if it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.


       The Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for federal income tax purposes, however (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of the "adjusted current earnings" for purposes of the Federal corporate alternative minimum tax.

       Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable as ordinary income and long-term capital gain distributions are taxable as long-term capital gains, even though received in additional shares of the Fund, and regardless of the investors holding period relating to the shares with respect to which such gains are distributed. Market discount recognized on taxable and tax-exempt bonds is taxable as ordinary income, not as excludable income. Under current law, the highest federal income tax rate applicable to net long-term gains realized by individuals is 20% for most assets held more than 18 months. The rate applicable to corporations is 35%.

       Since the Fund's gross income is ordinarily expected to be tax-exempt interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser.

       The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions (if any) and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, each investor must certify on the Application, or on a separate form supplied by the Fund's transfer agent, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.

       Exempt-interest dividends paid by the Fund, to the extent such dividends are exempt from federal income tax and are derived from interest payments on municipal securities of the State of Connecticut and its political subdivisions, instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, are not subject to the Connecticut income tax on individuals, trusts and estates. Long-term capital gain dividends are also not subject to the Connecticut income tax to the extent derived from securities issued by such entities. Ordinary income dividends are subject to the Connecticut income tax. Distributions from the Fund to shareholders subject to the Connecticut corporation business tax are included in gross income for purposes of the corporation business tax, but a dividends received deduction may be available for a portion thereof except to the extent such distributions constitute exempt-interest dividends or capital gain dividends for federal income tax purposes.

       Statements describing the tax status of shareholders' dividends and distributions will be mailed annually by the Fund. These statements will set forth the amount of income exempt from federal and if applicable, state taxation, and the amount, if any, subject to federal and state taxation. Moreover, to the extent necessary, these statements will indicate the amount of exempt-interest dividends which are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax law of any state or local taxing authority. Investors should consult their own tax advisers about the status of distributions from the Fund in their states and localities. The Fund notifies shareholders annually as to the interest exempt from Federal taxes earned by the Fund.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Conduct of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.


Other Classes of Shares. The Fund currently offers three classes of shares, Class A, Class B and Class Y, and may in the future offer additional classes. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset Management Corp., (ii) certain institutional investors and (iii) investment advisory clients of FUNB or its affiliates. The dividends payable with respect to Class A and Class B shares will be less than those payable with respect to Class Y shares due to the distribution and distribution related expenses borne by Class A and Class B shares and the fact that such expenses are not borne by Class Y shares.


Performance Information. The Fund's performance may be quoted in advertising in terms of yield or total return. Both types of performance are based on SEC formulas and are not intended to indicate future performance.

       Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

       Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in the Fund. The Fund's total return shows its overall change in value including changes in share prices and assumes all a Fund's distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.

       The Fund may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation.

       Comparative performance information may also be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar and other industry publications.

The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

       In marketing the Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. EKD may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided to Evergreen fund shareholders.


Additional Information. This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  INVESTMENT ADVISER
  Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288

  CUSTODIAN
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827

  TRANSFER AGENT
  Evergreen Keystone Service Company, 200 Berkeley Street, Boston, Massachusetts, 02116

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110

  DISTRIBUTOR
  Evergreen Keystone Distributor, Inc., 125 West 55th Street, New York, New York 10019

  61654                                                                   541907

                            EVERGREEN MUNICIPAL TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.



                              SUBJECT TO COMPLETION

    PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 19, 1997



                         EVERGREEN MUNICIPAL BOND FUNDS
                   200 BERKELEY STREET, BOSTON, MASSACHUSETTS
                                 (800) 343-2898




                       STATEMENT OF ADDITIONAL INFORMATION



                                     , 1997



                    EVERGREEN CONNECTICUT MUNICIPAL BOND FUND
                                  (THE "FUND")

                       THE FUND IS A SERIES OF AN OPEN-END
                         MANAGEMENT INVESTMENT COMPANY,
                          KNOWN AS "EVERGREEN MUNICIPAL
                              TRUST" (THE "TRUST").



         This statement of additional information ("SAI") provides additional information about all classes of shares of the Fund listed above. It is not a prospectus and you should read it in conjunction with the prospectus of the Fund dated ________, 1997, as supplemented from time to time. You may get a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc.

                                TABLE OF CONTENTS



INVESTMENT POLICIES.........................................................3
         Additional Information on Securities and Investment Practices......3

         Investment Restrictions And Guidelines............................12

MANAGEMENT OF THE TRUST....................................................14
INVESTMENT ADVISORY AND OTHER SERVICES.....................................16
         Investment Adviser................................................16

         Distribution Plan.................................................17

         Additional Service Providers......................................18

BROKERAGE ALLOCATION AND OTHER PRACTICES...................................18
         Selection of Brokers..............................................18

         Brokerage Commissions.............................................19

         General Brokerage Policies........................................19

CAPITAL STOCK AND OTHER SECURITIES.........................................19
         Form of Organization..............................................19

         Description of Shares.............................................19

         Voting Rights.....................................................19

         Limitation of Trustees' Liability.................................20

PURCHASE, REDEMPTION AND PRICING OF SECURITIES
         BEING OFFERED.....................................................20
         Purchases.........................................................20

         Exchanges.........................................................20

         How the Fund Values its Shares....................................21

PRINCIPAL UNDERWRITER......................................................22
CALCULATION OF PERFORMANCE DATA............................................22
ADDITIONAL INFORMATION.....................................................22
         Other Information.................................................22

FINANCIAL STATEMENTS.......................................................23


APPENDIX A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

APPENDIX B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30


21980
                                                             3

                               INVESTMENT POLICIES


         The investment objectives of the Fund and a description of the securities in which the Fund may invest is set forth in the Fund's prospectus. The following expands upon the discussion in the prospectus regarding certain investments of the Fund.

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES

DERIVATIVES

         Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives may be standardized, exchange-traded contracts or customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

         There are four principal types of derivative instruments -- options, futures, forwards, and swaps -- from which virtually any type of derivative transaction can be created. Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage Related Securities," "Collateralized Mortgage Obligations," "Adjustable Rate Mortgage Securities," "Stripped Mortgage Securities," "Mortgage Securities - Special Considerations," and "Other Asset-Backed Securities."

         The Fund can use derivatives to earn income, to enhance returns, to hedge or adjust the risk profile of the portfolio, in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. A Fund's use derivatives for non-hedging purposes entails greater risks than if a Fund were to derivatives solely for hedging purposes.

         Derivatives are a valuable tool which, when used properly, can provide significant benefit to a Fund's shareholders. The Fund's investment adviser is not an aggressive user of derivatives with respect to the Fund. However, a Fund may take positions in those derivatives that are within its investment policies if, in the Adviser's judgment, this represents an effective response to current or anticipated market conditions. the Adviser's use of derivatives is subject to continuous risk assessment and control from the standpoint of a Fund's investment objective and policies. While the judicious use of derivatives by experienced investment managers, such as the Adviser, can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

         Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to a Fund's interest.

         Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Because derivatives are complex, the Fund and the Adviser must (1) maintain controls to monitor the transactions entered into,
         (2) assess the risk that a derivative adds to a Fund's portfolio and
         (3) forecast price, interest rate or currency exchange rate movements correctly.

         Credit Risk -- This is the risk that a Fund may lose money because the other party to a derivative (usually called a "counter party") failed to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counter party to each exchange-traded derivative, guarantees performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counter party to a privately negotiated derivative in evaluating potential credit risk.

         Liquidity Risk -- Liquidity risk exists is the possibility that a Fund will have difficulty buying or selling a particular instrument. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), a Fund may not be able to initiate a transaction or liquidate a position at an advantageous price.

         Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

         Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counter parties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering a Fund's investment objective.

         OPTIONS TRANSACTIONS

         Writing Covered Options. The Fund may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. Writing a put option obligates the Fund during the term of the option to purchase the securities underlying the option at the exercise price if the option buyer exercises the option. A Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

         The Fund may only write "covered" options. This means that while a Fund is obligated as the writer of a call option it will own the underlying securities subject to the option or, with call options on U.S. Treasury bills, it might own similar U.S. Treasury bills. If a Fund has written options against all of its securities that are available for writing options, the Fund may be unable to write additional options unless it sells some of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. The Fund does not expect, however, that this will occur. A Fund will be considered "covered" with respect to a put option it writes if, while it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and, by writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

         Purchasing Options. The Fund may purchase put or call options, including put or call options for offsetting previously written put or call options of the same series. Once a Fund has written a covered option, it will continue to hold the segregated securities or assets until it effects a closing purchase transaction. If the Fund is unable to close the option position, it must hold the segregated securities or assets until the option expires or is exercised. An option position may be closed out only in a secondary market for an option of the same series. Although a Fund generally writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and, for some options, no secondary market may exist. In such event, effecting a closing transaction for a particular option might not be possible.

         Options on some securities are relatively new, and predicting how much trading interest there will be for such options is impossible. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Fund's ability to use such options to achieve its investment objective.

         Options Trading Markets. The Fund trades in options that are generally listed on national securities exchanges, currently including the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities are traded in the over-the-counter market, and may not be listed on any exchange. Options traded in the over-the-counter market involve a greater risk that the securities dealers participating in the transactions could fail to meet their obligations to a Fund. Certain state authorities may limit the use of options traded in the over-the-counter market.

         A Fund will include the premiums it has paid for the purchase of unlisted options and the value of securities used to cover options it has written for purposes of calculating whether the Fund has complied with its policies on illiquid securities.



         FUTURES TRANSACTIONS

         The Fund intends to enter into financial futures contracts as a hedge against changes in prevailing levels of interest rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities held by a Fund or to be acquired by a Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest rates.

         For example, when a Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when a Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, a Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Funds intends to engage in options transactions which are related to financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge their exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts they hold, the Fund does not intend to engage in such futures contracts for speculation.


         FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

Interest Rate Futures Contracts. The sale of an interest rate futures contract creates an obligation by a Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by a Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association
(GNMA) certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

Index Based Futures Contracts, Other Than Stock Index Based. It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed, the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolios.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by a Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when a Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         Each Trust intends to enter into arrangements with its custodian and with Brokers to enable the initial margin of a Fund and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which a Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which a Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to a Fund.

         There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

Options on Financial Futures. The Fund intends to purchase call and put options on financial futures contracts and sell such options to terminate an existing position. Options on futures are similar to options on stocks except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

Purchase of Put Options on Futures Contracts. The purchase of protective put options on financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by a Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

Purchase of Call Options on Futures Contracts. The purchase of call options on financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when a Fund is not fully invested.

Use of New Investment Techniques Involving Financial Futures Contracts or Related Options. The Fund may employ new investment techniques involving financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. Each Trust believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

Limitations on Purchase and Sale of Futures Contracts and Related Options on Such Futures Contracts. A Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts, including any premiums paid for options on futures.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that a Fund owns, or futures contracts will be purchased to protect a Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with each Trust's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

Risks of Futures Contracts. Financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in a Fund's portfolio. In addition, futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Options on Futures Contracts. In addition to the risks described above for financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. A Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

MUNICIPAL OBLIGATIONS

         Municipal obligations include debt obligations issued by or on behalf of a state, a territory or a possession of the United States ("U.S."), the District of Columbia or any political subdivision, agency or instrumentality thereof (for example, counties, cities, towns, villages, districts, authorities) to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to public or private institutions for the construction of facilities, such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds have been or may be issued by or on behalf of public authorities to finance certain privately-operated facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal obligations if the interest paid thereon qualifies as fully exempt from federal income tax. The income of certain types of industrial development bonds used to finance certain privately-operated facilities (qualified private activity bonds) issued after August 7, 1986, while exempt from federal income tax, is includable for the purposes of the calculation of the alternative minimum tax. Other types of industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal obligations, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of municipal obligations are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation or revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, such as the user of the facility. Industrial development bonds that are municipal obligations are, in most cases, revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit quality of industrial development revenue bonds is usually directly related to the credit standing of the owner or user of the facilities. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications, depending on numerous factors.

         The yields on municipal obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal obligations market, size of a particular offering, and the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service ("Moody's") and Fitch Investor Services, L.P. ("Fitch"), as described herein and in the prospectus, represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal obligations with the same maturity, interest rate and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield. It should also be noted that the standards of disclosure applicable to and the amount of information relating to the financial condition of issuers of municipal obligations are not generally as extensive as those generally relating to corporations.

         Subsequent to its purchase by the Fund, a municipal obligation or other investment may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event requires the Fund to sell such obligation from its portfolio, but its investment adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal obligations to pay interest and principal when due. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that the result of litigation or other conditions may materially affect the power or ability of an issuer to pay principal of and interest on its municipal obligations when due. In addition, the market for municipal obligations is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may well be introduced in the future. The enactment of such a proposal could materially affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio. In which event, the Trust would reevaluate the investment objectives and policies of the Fund and consider changes in the structure of the Fund or dissolution.

         The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations that were previously fully federally tax-exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1)"public purpose" bonds, the income from which remains fully exempt from federal income tax; (2) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), is includable in the calculation of the federal alternative minimum tax; and (3) "private activity" (private purpose) bonds, the income from which is not exempt from federal income tax. A Fund will not invest in private purpose bonds and, except as described under "Other Eligible Investments," will not invest in qualified "private activity" industrial development bonds whose distributions are subject to the alternative minimum tax.

         The Fund may assume a temporary defensive position upon its investment adviser's determination that market conditions so warrant.


LOANS OF SECURITIES

         To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions. Loans of securities by the Fund may not exceed 30% of the value of the Fund's total assets. While securitis are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         Although voting rights attendant to securities lent pass to the borrower, the Fund may call such loans at any time and may vote the securities if it believes a material event affecting the investment is to occur. The Fund may experience a delay in receiving additional collateral or in recovering the securities lent or may even suffer a loss of rights in the collateral should the borrower of the securities fail financially. The Fund may only make loans to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

MASTER DEMAND NOTES

         Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund's investment adviser considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper discussed in the statement of additional information (which limits such investments to commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch).


OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS

         The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.


OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS

         Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.


PAYMENT-IN-KIND SECURITIES

         Payment-in-kind ("PIK") securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.



REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with entities that are registered U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed the Fund's Adviser (as hereinafter defined) to be creditworthy. A repurchase agreement is an agreement by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         A Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.



U.S. GOVERNMENT OBLIGATIONS

         The types of U.S. government obligations in which the Fund may invest generally include obligations that the U.S. government agencies or instrumentalities issued or guaranteed.

         These securities are backed by:

         (1) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

         (2) the credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities that may not always receive financial support from the U.S. Government are:

              (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

              (ii)  Farmers Home Administration;

              (iii) Federal Home Loan Banks;

              (iv) Federal Home Loan Mortgage Corporation;

              (v)  Federal National Mortgage Association;

              (vi) Government National Mortgage Association; and

              (vii) Student Loan Marketing Association

        GNMA  Securities

        The Fund may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation, which guarantees the timely payment of principal and interest, but not premiums paid to purchase these instruments. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages.

        Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

RESTRICTED AND ILLIQUID SECURITIES

        Pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A"), the Board of Trustees of the Trust determines the liquidity of certain restricted securities Rule 144A is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for sale under Rule 144A. In determining the liquidity of certain restricted securities the Trustees consider: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve the purchase of debt obligations with delivery and payment normally take place within a month or more after the date of commitment to purchase. The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment.

          Segregated accounts will be established with the custodian, and the Fund will maintain liquid assets in an amount at least equal in value to a Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

         Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

         A Fund uses when-issued, delayed-delivery and forward commitment transactions to secure what it considers to be an advantageous price and yield at the time of purchase. When a Fund engages in when- issued, delayed-delivery and forward commitment transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. If the buyer or seller fails to complete the sale, then the Fund may miss the opportunity to obtain the security at a favorable price or yield.

         Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments.


ZERO COUPON "STRIPPED" BONDS

         A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.


INVESTMENT RESTRICTIONS AND GUIDELINES


FUNDAMENTAL POLICIES

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         DIVERSIFICATION

         The Fund may not make any investment that is inconsistent with its classification as a nondiversified investment company under the 1940 Act.

         CONCENTRATION

         The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in a particular industry. This restriction does not apply to securities that are issued or guaranteed by the United States government or its agencies or instrumentalities.

         ISSUING SENIOR SECURITIES

         Except as permitted under in the 1940 Act, the Fund may not issue senior securities.

         BORROWING

         The Fund may not borrow money, except to the extent permitted by applicable law and the guidelines set forth in the Fund's prospectus and statement of additional information, as they may be amended from time to time.

         UNDERWRITING SECURITIES ISSUED BY OTHER PERSONS

         The Fund may not underwrite securities issued by other persons, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         REAL ESTATE

         The Fund may not buy or sell real estate, except that, to the extent permitted by law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.

         COMMODITIES

         The Fund may not purchase or sell physical commodities or contracts on commodities, except that the Fund may engage in financial futures contacts and related options and currency contracts and related options on such contracts and may otherwise do so in accordance with applicable law and the Fund's prospectus and statement of additional information, and without registering as a commodity pool operator under the Commodity Exchange Act.

         LOANS TO OTHER PERSONS

         The Fund may lend its portfolio securities to the extent permitted by applicable law and the guidelines set forth in its current prospectus and statement of additional information. Otherwise, the Fund may not make loans to other persons. The Fund does not consider the acquistion of investment instruments in accordance with the Fund's prospectus and statement of additional information to be the making of a loan.


GUIDELINES

         BORROWINGS

         The Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3 % of its total assets (including the amount borrowed). The Fund may borrow up to an additional 5% of its total assets for temporary purposes.

         CONCENTRATION

         For purposes of the Fund's investment restriction on concentration, the phrase "securities of issuers primarily engaged in any particular industry" includes industrial development bonds from the same facility or similar types of facitilies. Otherwise, the Fund may invest more than 25% of its assets in industrial development bonds. Also, governmental issuers are not considered to be members of an industry for concentration purposes.

         ILLIQUID SECURITIES

         The Fund will not invest more than 15% of its net assets in securities that are Illiquid. A security is Illiquid when a fund may not dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stock of another investment company, (2) invest more than 5% of its assets in any single investment compnay, and (3) invest more than 10% of its assets in investment compnaies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

                             MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and their principal occupations and some of their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.


NAME                                 POSITION WITH TRUST             PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------      --------------------------      -------------------------------------------------------------
Laurence B. Ashkin                   Trustee                         Real estate developer and construction consultant;
                                                                     and President of Centrum Equities and Centrum
                                                                     Properties, Inc.


NAME AND  ADDRESS                    POSITION WITH TRUST             PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------      --------------------------      -------------------------------------------------------------
Charles A. Austin III                Trustee                         Investment Counselor to Appleton Partners, Inc.;
                                                                     and former Managing Director, Seaward
                                                                     Management Corporation (investment advice).
K. Dun Gifford                       Trustee                         Trustee, Treasurer and Chairman of the Finance
                                                                     Committee, Cambridge College; Chairman Emeritus
                                                                     and Director, American Institute of Food and Wine;
                                                                     Chairman and President, Oldways Preservation and
                                                                     Exchange Trust (education); former Chairman of
                                                                     the Board, Director, and Executive Vice President,
                                                                     The London Harness Company; former Managing
                                                                     Partner, Roscommon Capital Corp.; former Chief
                                                                     Executive Officer, Gifford Gifts of Fine Foods;
                                                                     former Chairman, Gifford, Drescher & Associates
                                                                     (environmental consulting); and former Director,
                                                                     Keystone Investments, Inc.
James S. Howell                      Chairman of the                 Former Chairman of the Distribution Foundation for
                                     Board of  Trustees              the Carolinas; and former Vice President of Lance
                                                                     Inc. (food manufacturing).
Leroy Keith, Jr.                     Trustee                         Chairman of the Board and Chief Executive Officer,
                                                                     Carson Products Company; Director of Phoenix
                                                                     Total Return Fund and Equifax, Inc.; Trustee of
                                                                     Phoenix Series Fund, Phoenix Multi-Portfolio Fund,
                                                                     and The Phoenix Big Edge Series Fund; and former
                                                                     President, Morehouse College.
Gerald M. McDonnell                  Trustee                         Sales Representative with Nucor-Yamoto, Inc.
                                                                     (steel producer).
Thomas  L. McVerry                   Trustee                         Former Vice President and Director of Rexham
                                                                     Corporation; and former Director of Carolina
                                                                     Cooperative Federal Credit Union.
*William Walt  Pettit                Trustee                         Partner in the law firm of Holcomb and Pettit, P.A.
David M. Richardson                  Trustee                         Vice Chair and former Executive Vice President,
                                                                     DHR International, Inc. (executive recruitment);
                                                                     former Senior Vice President, Boyden International
                                                                     Inc. (executive recruitment); and Director,
                                                                     Commerce and Industry Association of New
                                                                     Jersey, 411 International, Inc., and J&M Cumming
                                                                     Paper Co.
Russell A. Salton, III MD            Trustee                         Medical Director, U.S. Health Care/Aetna Health
                                                                     Services; and former Managed Health Care
                                                                     Consultant; former President, Primary Physician
                                      Care.
Michael S. Scofield                  Trustee                         Attorney, Law Offices of Michael S. Scofield.



NAME AND  ADDRESS                    POSITION WITH TRUST             PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------      --------------------------      -------------------------------------------------------------
Richard J. Shima                     Trustee                         Chairman, Environmental Warranty, Inc. (insurance
                                                                     agency); Executive Consultant, Drake Beam Morin,
                                                                     Inc. (executive outplacement); Director of
                                                                     Connecticut Natural Gas Corporation, Hartford
                                                                     Hospital, Old State House Association, Middlesex
                                                                     Mutual Assurance Company, and Enhance
                                                                     Financial Services, Inc.; Chairman, Board of
                                                                     Trustees, Hartford Graduate Center; Trustee,
                                                                     Greater Hartford YMCA; former Director, Vice
                                                                     Chairman and Chief Investment Officer, The
                                                                     Travelers Corporation; former Trustee, Kingswood-
                                                                     Oxford School; and former Managing Director and
                                                                     Consultant, Russell Miller, Inc.
John J. Pileggi                      President and                   Senior Managing Director, Furman Selz LLC since
230 Park Avenue, Suite 910                                           1992; Managing Director from 1984 to 1992; Consultant
New York, NY.                                                        to BISYS Fund Services since 1996.

George O. Martinez                   Secretary                       Senior Vice President and Director of
3435 Stelzer Road, Columbus, Ohio                                    Administration and Regulatory Services, BISYS
                                                                     Fund Services; Vice President/Assistant General
                                                                     Counsel, Alliance Capital Management from 1988
                                                                     to 1995.

         *This Trustee may be considered an interested trustee within the meaning of the 1940 Act.

         The officers of the Trust are all officers and/or employees of BISYS Fund Services ("BISYS"), except for Mr. Pileggi, who is a consultant to BISYS. For more information on BISYS, see "Sub- Administrator" below.



                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

         The Capital Management Group of FUNB is the investment adviser (the "Adviser") to the Fund. FUNB is a subsidiary of First Union Corporation, a bank holding company headquartered in Charlotte, North Carolina. First Union Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. First Union Corporation and FUNB are located at 201 South College Street, Charlotte North Carolina 28288

         Pursuant to the advisory agreement (the "Advisory Agreement") between the Trust and the Adviser, and subject to the supervision of the Trust's Board of Trustees, the Adviser furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Adviser pays for all of the expenses incurred in connection with the provision of its services.

         The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the Adviser, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan (as applicable) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the Securities and Exchange Commission or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (14) charges and expenses of filing annual and other reports with the Securities and Exchange Commission and other authorities; and all extraordinary charges and expenses of such Fund.

         The Fund pays the Adviser a fee for its services, expressed as a percentage of average net assets, equal to 0.60% of average daily net assets. CMG has voluntarily agreed to reduce or waive a portion of its fee equal to 0.10%, resulting in a net advisory fee of 0.50%. CMG may change or stop this waiver at any time.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees (Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Fund's Distribution Plan or any agreement related thereto) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.


DISTRIBUTION PLAN

         Rule 12b-1 under the 1940 Act permits investment mutual funds to use their assets to pay for distributing their shares. However, to take advantage of Rule 12b-1, the 1940 Act requires that mutual funds comply with various conditions, including adopting a distribution plan. The Fund has adopted a distribution plan for its Class A and Class B Shares (each a "Plan"or "Plans") that permits a Fund to deduct up to 0.25% of each average net assets to pay for shareholder services. The Board of Trustees, including a majority of the Independent Trustees has approved the plan.

         The National Association of Securities Dealers, Inc. ("NASD") limits the amount that a mutual fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the distribution plan, plus interest at the prime rate plus 1.00% on such amounts remaining unpaid from time to time.

         The Independent Trustees or a majority of the outstanding voting shares of each Class of the Fund may terminate the Plan.

         The Fund cannot change the Plan in a way that materially increases the distribution expenses of Class A and Class B Shares without obtaining shareholder approval. Otherwise, the Trustees may amend the Plan.

         Management must report the amounts and purposes of expenditures under the Plan to the Independent Trustees quarterly.

         While the Plans are in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Trust have determined that the Fund will benefit from the Plans.

ADDITIONAL SERVICE PROVIDERS


ADMINISTRATOR

         Evergreen Keystone Investment Services, Inc. ("EKIS") serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees. EKIS provides the Fund with facilities, equipment and personnel and is entitled to receiive a fee based on the aggregate average daily net assets of the Fund based on the total assets of all mutual funds advised by First Union subsidiaries. EKIS' fee is calculated in accordance with the following schedule: 0.60% on the first $7 billion; 0.0425% on the next $3 billion; 0.035% on the next $5 billion; 0.025% on the next $10 billion; 0.019% on the next $5 bilion and 0.014% on assets in excess of $30 billion.



SUB-ADMINISTRATOR

         BISYS provides such personnel and certain administrative services to the Fund pursuant to a sub- administrator agreement. For its services under that agreement, BISYS receives a fee based on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds for which First Union National Bank ("FUNB") affiliates serve as investment adviser and BISYS serves as sub- administrator. The sub-administrator fee is calculated in accordance with the following schedule: 0.0100% on the first $7 billion; 0.0075% on the next $3 billion; 0.0050% on the next $15 billion; 0.0040% on assets in excess of $25 billion. BISYS is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of the Fund.



TRANSFER AGENT

         Evergreen Keystone Service Company, 200 Berkeley Street, Boston, Massachusetts 02116.



INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110.


CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, the Adviser seeks the best execution of orders at the most favorable prices. The Adviser determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things, the broker's ability to execute large or potentially difficult transactions, and the financial strength and stability of the broker.

BROKERAGE COMMISSIONS

         The Fund expects to buy and sell their fixed-income securities through principal transactions that is directly from the issuer or from an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. Usually, when the Fund buys a security from an underwriter, the purchase price will include underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, they will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         The Adviser makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that the Adviser will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, the Adviser will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions. In order to take advantage of the availability of lower purchase prices, the Fund may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.

         The Board of Trustees periodically reviews the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.


                       CAPITAL STOCK AND OTHER SECURITIES

FORM OF ORGANIZATION

         The Trust was formed as a Delaware business trust on September 17, 1997 (the "Declaration of Trust"). A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.



DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. However, the Trust intends to hold meetings at least annually. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

              PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING
                                     OFFERED


PURCHASES

         The Fund will not accept third-party checks.



EXCHANGES

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund, as described under Exchanges in the Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you wish to exchange. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.



HOW THE FUND VALUES ITS SHARES

How and When the Fund Calculates Its Net Asset Value Per Share ("NAV")

         The Fund computes its net asset value once daily on Monday through Friday, as described in the Prospectus. The Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Each Class of the Fund calculates its net asset value per share by adding up its investments and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.

How the Fund Values The Securities It Owns

         Current values for the Fund's portfolio securities are determined in the following manner:

         (1) securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred;



         (2) securities traded in the over-the-counter market, other than on NMS are valued at the mean of the bid and asked prices at the time of valuation;


         (3) short-term investments maturing in more than sixty days for which market quotations are readily available, are valued at current market value;


         (4) short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;



         (5) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and



         (6) securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.



SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive their dividends and capital grains distributions in cash instead of shares. However, the Service Company will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Fund will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates their address. Therefore, no Interest will accrue on amounts represented by uncashed distribution or redemption checks.



                              PRINCIPAL UNDERWRITER


         Evergreen Keystone Distributor, Inc., 125 W. 55th Street, New York, New York 10019 is the principal underwriter for the Trust and with respect to each class of the Fund. The Trust has entered into a Principal Underwriting Agreement ( "Underwriting Agreement") with the Distributor with respect to each class of the Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by the Distributor are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Trust and the Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Trust is not liable to anyone for failure to accept any order.

         The Distributor has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.



                         CALCULATION OF PERFORMANCE DATA


         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         Current yield quotations as they may appear, from time to time, in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of a Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period.

         Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.



                             ADDITIONAL INFORMATION


OTHER INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by such Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in its registration statement. The Fund has filed this SAI with the Securities and Exchange Commission and you may get a copy of the SAI by writing to the Securities and Exchange Commission's principal office in Washington, D.C. To get a copy of the SAI from the Securities and Exchange Commission, you will have to pay the fee prescribed by their rules and regulations.



                              FINANCIAL STATEMENTS


         Attached are the audited statement of assets and liabilities and the reports thereon of KPMG Peat Marwick LLP for the Fund will be filed by amendment.


                                   APPENDIX A


         As described in the prospectus, the Fund will generally invest in Connecticut municipal obligations. The performance of the Fund is therefore susceptible to political, economical and regulatory factors affecting the State of Connecticut and governmental bodies within the State of Connecticut. The information summarized below briefly describes some of the more significant factors that could affect the performance of the Fund or the ability of the obligors to pay debt service on certain of the securities. Such information is derived from sources that are generally available to investors and is believed to be accurate. It is based on information from official statements of issuers located in the State of Connecticut as well as other publicly available documents. The Fund has not independently verified any of the information contained in such statements and documents.



STATE ECONOMY

         General. Connecticut, the southernmost of the New England States, is located on the northeast coast and is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. Connecticut is situated directly between the financial centers of Boston and New York and is a highly developed and urbanized state. One-third of the total population of the United States and approximately 60% of the Canadian population live within 500 miles of the State. The State's population grew at a rate which exceeded the United States' rate of population growth during the period 1940 to 1970, slowed substantially during the 1970s and 1980s, and declined in the years 1992, 1993 and 1994.

         Connecticut's economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross state product (the current market value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s and a decline in the 1990s; and employment which has declined overall since the mid-1980s as manufacturing employment has declined and non-manufacturing employment has risen.

         Defense Industry. One important component of the manufacturing sector in Connecticut is defense related business. Approximately one-quarter of manufacturing establishments and total manufacturing employees in Connecticut are involved in defense related businesses. Due to the scaling back of the national defense budget in the past decade, spending on defense procurement as well as outlays for personnel, research and development and construction has been dramatically reduced. In fiscal year 1995, Connecticut received $2,718 million of prime contact awards. This accounted for 3.0% of national total awards and ranked twelfth in total defense dollars awarded and fifth in per capita dollars awarded among the 50 states. As measured by defense contract awards as a percent of Gross State Product (GSP), awards to Connecticut based firms has fallen to 2.5% of GSP in fiscal year 1995, down from over 12% of GSP as recently as fiscal year 1982.

         Similar to other states with a dependence on the defense budget, these cuts not only negatively affect Connecticut's defense employment but also other sectors that provide "support" activities to defense related businesses. These budget cuts ultimately impact other industries in the manufacturing sector and further extend to the nonmanufacturing sector such as grocery stores, gas stations, and real estate, etc.



STATE BUDGETARY PROCESS

         Balanced Budget Requirement. In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

         Biennium Budget. The State's fiscal year begins on July 1 and ends June
30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

         Line Item Veto. Under the State Constitution, the Governor has the power to veto any line of any itemized appropriations bill while at the same time approving the remainder of the bill. A statement identifying the items so disapproved and explaining the reasons therefor must be transmitted with the bill to the Secretary of the State and, when in session, the General Assembly. The General Assembly may separately reconsider and re-pass such disapproved appropriation items by a two-thirds vote of each house.

State General Fund

         The State finances most of its operations through the General Fund. However, certain State functions are financed through other State funds.

         1995-96 Operations. The Comptroller's August 30, 1996 annual report indicated a 1995-96 General Fund surplus of $250.0 million. This surplus was primarily the result of higher than anticipated revenue collections of $274.1 million above original budget projections. The most significant contributor to this increase was the personal income tax for which estimates were revised upward by $182.4 million. The improved revenue results are offset somewhat by Medicaid expenditures higher than appropriations, the cost of a negotiated settlement in a lawsuit and additional expenditures required in the Department of Children and Families to comply with a 1991 consent decree.

         1996-97 Operations. The adopted budget for fiscal 1996-97 anticipated General Fund revenues of $9,049.7 million and General Fund expenditures of $9,049.4 million resulting in a projected surplus of $0.3 million.

         The Comptroller's monthly report for the period ending June 30, 1997, indicated a projected General Fund surplus of $255.3 million. This surplus is primarily the result of revenue collections which exceeded the original estimates adopted by the General Assembly by $516.8 million. Higher than expected personal income tax collections combined with much lower than expected refunds of taxes were responsible for $346.5 million of the revenue increase. Expenditures for the fiscal year were also revised upward by $249.1 million, of which $137.1 million were additional requirements of the current year with the remainder used primarily to prepay certain other expenditures. For example, an early retirement incentive package, offered as part of the upcoming biennial budget, is anticipated to result in an increase in expenditures of $51.5 million for payments to employees for accrued sick and vacation time. In addition, the appropriation for debt service was increased by $44 million and will be utilized for debt service payments during the upcoming biennium. Medicaid expenditures were also increased by $30.2 million by paying the June capitation payment in fiscal year 1996-97 as opposed to fiscal year 1997-98.

         No assurance can be given that the final year-end report of the Comptroller will not indicate changes in the anticipated General Fund result. Per legislative action, $166.7 million of the fiscal 1996-97 surplus will be reserved for the final two payments of the state's Economic Recovery Notes. The remaining unappropriated surplus will be deposited into the Budget Reserve Fund pursuant to the Connecticut General Statutes, which contains a balance of $241 million prior to any transfer for fiscal year 1996-97.

         Adopted Budget 1997-98 and 1998-99. The Governor submitted his proposed budget document to the legislature on February 13, 1997. Special Act 97-21, adopted by the legislature on June 3, 1997 and signed by the Governor on June 6, 1997, as amended, made General Fund appropriations and set forth estimated revenues for each of the 1997-98 and 1998-99 fiscal years, and constitutes the adopted budget.

         The adopted budget for fiscal 1997-98 anticipates General Fund revenues of $9,342.4 million and General Fund expenditures of $9,342.2 million. For fiscal 1998-99, the adopted budget anticipates General Fund revenues of $9,496.0 million and General Fund expenditures of $9,495.9 million. The adopted budget is within the expenditure limits proscribed by the Constitution of the State of Connecticut, $213.1 million below the cap in fiscal 1997-98 and $325.1 million below the cap in fiscal 1998-99.

STATE DEBT

         Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters are statutory.

         Types of State Debt. Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State is contingently liable on the debt of certain State quasi-public agencies and political subdivisions.

         Statutory Authorization and Security Provisions for State General Obligation Debt. In general the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statues, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of an interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of August 1, 1997, there was legislatively authorized general obligation bond indebtedness in the aggregate amount of $11,104,515,000, of which $9,625,344,000 had been approved for issuance and $8,649,420,000 had been issued. As of August 1, 1997, $6,297,760,000 was outstanding.

         There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or thereafter incurred. The constitutional limit on increases in general fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State general fund revenues or taxes, or the establishment of priorities for payment of debt service on the State's general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

         Statutory Debt Limit. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly except to the extent such authorization shall cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, there shall be excluded or deducted revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of the Office of Policy and Management as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991, and all authorized debt to fund the Connecticut Development Authority's tax increment bond program under
Section 32-285 of the Connecticut General Statutes. For purpose of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above.

         In accordance with Section 2-27b of the Connecticut General Statutes, the Treasurer shall compute the aggregate amount of indebtedness as of January 1 and July 1 of each year and shall certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.

         Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the General Fund and pursuant to legislation may issue debt secured by special taxes or revenues pledged to such funds. In addition, there are a number of state agencies and instrumentalities of the State that issue conduit revenue obligations payable from payments by private borrowers. These entities are subject to various economic risks uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

LITIGATION

         The State, its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. In the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time. The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

         Connecticut Criminal Defense Lawyers Association v. Forst is an action brought in 1989 in Federal Court alleging a pervasive campaign by the State and various State Police officials of illegal electronic surveillance, wiretapping and bugging for a number of years at Connecticut State Police facilities. The plaintiffs seek compensatory damages, punitive damages, as well as other damages and costs and attorneys fees, as well as temporary and permanent injunctive relief. In November 1991, the court issued an order which will allow the plaintiffs to represent a class of all persons who participated in wire or oral communications to, from, or within State Police facilities between January 1, 1974 and November 9, 1989 and whose communications were intercepted, recorded and/or used by the defendants in violation of the law. This class includes a sub-class of the Connecticut State Police Union, current and former Connecticut State Police officers who are not defendants in this or any consolidated case, and other persons acting on behalf of the State Police who participated in oral or wire communications to, from or within State Police facilities between such dates.

         Sheff v. O'Neill is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education." On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. In response to the Supreme Court decision, the 1997 General Assembly enacted P.A. 97-290, an Act Enhancing Educational Choices and Opportunities.

         The Connecticut Traumatic Brain Injury Association, Inc. v. Hogan is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff class members be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury.

         Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull, Orange, Shelton and Seymour.

LOCAL GOVERNMENT DEBT

         General. Numerous governmental units, cities, school districts and special taxing districts, issue general obligation bonds backed by their taxing power. Under Connecticut statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income or qualified disabled persons taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

         Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

         Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

         Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:


                  Debt Category                               Multiple



         (i)      all debt other than urban renewal projects,

                  water pollution control projects and school

                  building projects....................................  2 1/4



         (ii)     urban renewal projects...............................  3 1/4



         (iii)    water pollution control projects....................   3 3/4



         (iv)     school building projects.............................  4 1/2



         (v)      total debt, including (i), (ii), (iii) and (iv)

                  above................................................  7

                                  APPENDIX B


                      CORPORATE AND MUNICIPAL BOND RATINGS

S&P Corporate and Municipal Bond Ratings

A.       Municipal Notes

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:

         a. Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note), and

         b. Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note ratings are as follows:

         1. SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         2. SP-2 - Satisfactory capacity to pay principal and interest.

         3. SP-3 - Speculative capacity to pay principal and interest.

B.       Tax Exempt Demand Bonds

         S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+" ).

C.       Corporate and Municipal Bond Ratings

         An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default and capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

C.       Bond ratings are as follows:

         a. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         b. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of teh obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D.       Moody's Corporate and Municipal Bond Ratings

Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Con. (---) - Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Those municipal bonds in the Aa, A, and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, and Baa 1.

                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Commercial Paper

         Commercial paper will consist of issues rated at the time of purchase A-1, by Standard & Poor's Ratings Group (S&P), or Prime-1 by Moody's Investors Service, Inc., (Moody's) or F-1 by Fitch Investors Services, L.P. (Fitch's); or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by a Fund's investment adviser to be of comparable quality.

A.       S&P Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.


B.       Moody's Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

         1)       leading market positions in well-established industries;

         2)       high rates of return on funds employed;

         3) conservative capitalization structures with moderate reliance on debt and ample asset protection;

         4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

         5) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

                            EVERGREEN MUNICIPAL TRUST


PART C.    OTHER INFORMATION

Item 24.       Financial Statements and Exhibits.


To be filed by Amendment


(b) Exhibits. Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Exhibit
Number     Description                                            Location
-------    -----------                                            -----------
  1        Declaration of Trust
  2        By-laws                                                To be filed by amendment
  3        Not applicable
  4        Provisons of instruments defining the rights
           of holders of the securities being registered
           are contained in the Declaration of Trust
           Articles II, V, VI, VIII, IX and By-laws
           Articles II and VI included as part of
           Exhibits 1 and 2 of this Registration
           Statement
  5        Form of Investment Advisory Agreement between          To be filed by amendment
           the Registrant and First Union National Bank
  6        Form of Principal Underwriting Agreement between       To be filed by amendment
           the Registrant and Evergreen Keystone Distributor,
           Inc.
  7        Not applicable
  8        Form of Custodian Agreement between the Registrant     To be filed by amendment
           and State Street Bank and Trust Company
  9(a)     Form of Administration Agreement between Evergreen     To be filed by amendment
           Keystone Investment Services, Inc. and the
           Registrant
  9(b)     Form of Sub Administrator Agreement between BISYS      To be filed by amendment
           Fund Services and Evergreen Keystone Investment
           Services, Inc.
  9(c)     Form of Transfer Agent Agreement between the           To be filed by amendment
           Registrant and Evergreen Keystone Service Company.
  10       Opinion and Consent of Sullivan & Worcester            To be filed by amendment
  11       Consent of KPMG Peat Marwick LLP                       To be filed by amendment
  12       Not applicable
  13       Not applicable
  15       Distribution Plan for the Institutional Service        To be filed by amendment
           Class Adopted Pursuant to Rule 12b-1
  18       Multiple Class Plan                                    To be filed by amendment
  19       Powers of Attorney



Item 25.       Persons Controlled by or Under Common Control with Registrant.

               None

Item 26.       Number of Holders of Securities (as of September 19, 1997).

               None

Item 27.       Indemnification.

     Provisions for the indemnification of the Registrant's Trustees and officers are contained the Registrant's Declaration of Trust a copy of which is filed herewith.

     Provisions for the indemnification of Evergreen Keystone Distributor, Inc., the Registrant's principal underwriter, are contained in the Principal Underwriting Agreement between Evergreen Keystone Distributor, Inc. and the Registrant.

Item 28.       Business or Other Connections of Investment Adviser.




     The Directors and principal executive officers of First Union National Bank are:

Edward E. Crutchfield, Jr.         Chairman and Chief Executive Officer,
                                   First Union Corporation; Chief Executive
                                   Officer and Chairman, First Union National
                                   Bank

Anthony P. Terracciano             President, First Union Corporation; President
                                   First Union National Bank

John R. Georgius                   Vice Chairman, First Union Corporation;
                                   Vice Chairman, First Union National Bank

Marion A. Cowell, Jr.              Executive Vice President, Secretary &
                                   General Counsel, First Union Corporation;
                                   Secretary and Executive Vice President,
                                   First Union National Bank

Robert T. Atwood                   Executive Vice President and Chief Financial
                                   Officer, First Union Corporation; Chief
                                   Financial Officer and Executive Vice
                                   President

     All of the above persons are located at the following address: First Union National Bank, One First Union Center, Charlotte, NC 28288.

Item 29.       Principal Underwriters.

     Evergreen Keystone Distributor, Inc. The Director and principal executive officers are:

Director          Michael C. Petrycki

Officers          Robert A. Hering           President
                  Michael C. Petrycki        Vice President
                  Lawrence Wagner            VP, Chief Financial Officer
                  Steven D. Blecher          VP, Treasurer, Secretary
                  Elizabeth Q. Solazzo       Assistant Secretary

     Evergreen Keystone Distributor, Inc. acts as principal underwriter for each registered investment company of series thereof that is a part of the Evergreen Keystone "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.


Item 30.       Location of Accounts and Records.

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Evergreen Keystone Investment Services, Inc. and Evergreen Keystone
     Service Company, both located at 200 Berkeley Street, Boston, Massachusetts 02110

     First Union National Bank, One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288

     Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

     State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171


Item 31.       Management Services.

     Not Applicable


Item 32.       Undertakings.

     The Registrant hereby undertakes to file with the Securities and Exchange Commission a Post-Effective Amendment to this Registration Statement using financial statements, which need not be audited, within four to six months from the effective date of Registrant's Registration Statement.

     The Registrant hereby undertakes to comply with the provision of Section 16(c) of the Investment Company Act of 1940 with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 19th day of September, 1997.

                                         EVERGREEN MUNICIPAL TRUST


                                         By: /s/ John J. Pileggi
                                             -----------------------------
                                             Name: John J. Pileggi
                                             Title: President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933, this
Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of September, 1997.

/s/John J. Pileggi                      /s/ Laurence B. Ashkin            /s/ Charles A. Austin III
-------------------------               -----------------------------     --------------------------------
John J. Pileggi                         Laurence B. Ashkin*               Charles A. Austin III*
President amd Treasurer (Principal      Trustee                           Trustee
  Financial and Accounting Officer)

/s/ K. Dun Gifford                      /s/ James S. Howell              /s/Gerald M. McDonnell
----------------------------            ----------------------------     -------------------------------
K. Dun Gifford*                         James S. Howell*                 Gerald M. McDonell*
Trustee                                 Trustee                          Trustee

/s/Thomas L. McVerry                    /s/ William Walt Pettit          /s/ David M. Richardson
-----------------------------           ------------------------------   ------------------------------
Thomas L. McVerry*                      William Walt Pettit*             David M. Richardson*
Trustee                                 Trustee                          Trustee


/s/ Russell A. Salton, III MD           /s/ Michael S. Scofield          /s/ Richard J. Shima
-------------------------------         -------------------------------  ------------------------------
Russell A. Salton, III MD*              Michael S. Scofield*             Richard J. Shima*
Trustee                                 Trustee                          Trustee



*By: /s/ Martin J. Wolin
-------------------------------
Martin J. Wolin
Attorney-in-Fact


     Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

                               INDEX TO EXHIBITS


Exhibit Number           Exhibit
--------------           -------


 1        Declaration of Trust

 19       Powers of Attorney